UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
July 28, 2010
Date of Report (date of earliest event reported)

ConocoPhillips
(exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation or organization)	Commission File Number 001-32395	01-0562944 (I.R.S. Employer Identification Number)
600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices, including zip code)
(281) 293-1000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On July 28, 2010, ConocoPhillips (the “Company”) announced that its wholly owned subsidiary, Springtime Holdings Limited (“Springtime”), entered into a stock purchase and option agreement, dated as of July 28, 2010 (the “Agreement”), with Lukoil Finance Limited (“Lukoil Finance”), a wholly owned subsidiary of OAO “LUKOIL” (“Lukoil”), pursuant to which Lukoil Finance will purchase all of the 64,638,729 Lukoil ordinary shares owned by Springtime at a price of $53.25 per share. Pursuant to the Agreement, Lukoil Finance has a 60-day option, expiring on September 26, 2010, to purchase any or all of the Company’s interest in Lukoil remaining at the time of exercise, at a price of $56 per share.
Lukoil and the Company simultaneously amended the Shareholder Agreement, dated September 29, 2004, by and between Lukoil and the Company (the “Shareholder Agreement”), to provide that the Company may make sales of Lukoil securities in market transactions commencing immediately. The Company currently holds depositary receipts representing 98,728,900 shares in addition to its ordinary shares. To the extent Lukoil Finance does not purchase all of the Company’s interest in Lukoil, the Company intends to make sales of the remaining securities it indirectly holds from time-to-time in accordance with the provisions of the Shareholder Agreement.
The Lukoil agreements are also described in the Company’s earnings release issued this morning that was filed as Exhibit 99.1 to the Current Report of ConocoPhillips on Form 8-K filed earlier today. The earnings release stated the Company’s intention to use the proceeds of the Company’s sales of Lukoil securities primarily to repurchase Company shares.
The Agreement and the amendment to the Shareholder Agreement are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference. The Shareholder Agreement was filed as Exhibit 99.2 to the Current Report of ConocoPhillips on Form 8-K filed on September 29, 2004.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed on the Exhibit Index accompanying this Current Report on Form 8-K are filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConocoPhillips
Date: July 28, 2010	By:	/s/ Janet Langford Kelly
Janet Langford Kelly
Senior Vice President, Legal, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Stock Purchase and Option Agreement, dated as of July 28, 2010, by and between Springtime Holdings Limited and Lukoil Finance Limited.	Filed herewith.
99.2	Amendment, dated as of July 28, 2010, to the Shareholder Agreement, dated September 29, 2004, by and between Lukoil and ConocoPhillips.	Filed herewith.